UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 1, 2011

NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34741 (Commission File Number)	20-8908550 (IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Today Noranda Aluminum Holding Corporation (“the Company”) issued a press release regarding its financial results for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein in its entirety. A copy of investor presentation materials relating to such financial results is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety. The press release and presentation materials use the following non-GAAP financial measures: “Adjusted EBITDA,” “Free cash flow,” “Integrated net cash cost,” and “Diluted earnings per share, excluding special items.”  A reconciliation of each measure to the most directly comparable U.S. GAAP measure will be available in the presentation slides filed as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC concurrent with the issuance of this press release.

Item 8.01	Other Events.

On November 1, 2011, the Board of Directors declared a regular quarterly cash dividend of $0.03 per share on the Company’s outstanding shares of common stock. The Board anticipates declaring this dividend in future quarters on a regular basis; however, changes in the Company’s financial condition and cash needs could result in dividends being declared in different amounts, or not at all.  In addition, the Board of Directors has declared a supplemental cash dividend of $1.00 per share on the Company’s outstanding common stock. The regular and supplemental dividends will be paid on November 22, 2011 to stockholders of record as of the close of business on November 14, 2011.

Cash payments related to the regular and supplemental dividends will total approximately $71.0 million in aggregate.

A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits
Exhibit
Number	Description

99.1	Press release, dated November 2, 2011

99.2	Presentation materials, dated November 2, 2011

99.3	Press release, dated November 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM
HOLDING CORPORATION

Date:	November 2, 2011	By:	/s/ Robert B. Mahoney
Robert B. Mahoney
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated November 2, 2011

99.2	Presentation materials, dated November 2, 2011

99.3	Press release, dated November 2, 2011